Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Other Intangible Assets [Abstract]
Goodwill and Other Intangible Assets

7. Goodwill and Other Intangible Assets

The Company’s goodwill by segment as of December 31, 2011 and as revised as of December 31, 2010 was as follows:

Oil & Gas	Goodwill	Impairment Reserves	Total, Net
Balance as of January 1, 2010	$83,852	$—	$83,852
Purchase price adjustments	617	—	617
Impairment losses	—	(60,000)	(60,000)

Balance as of December 31, 2010	84,469	(60,000)	24,469
Reorganization of reporting structure	8,353	—	8,353
Impairment losses	—	(32,822)	(32,822)

Balance as of December 31, 2011	$92,822	$(92,822)	$—

Utility T&D	Goodwill	Impairment Reserves	Total, Net
Balance as of July 1, 2010	$168,919	$—	$168,919
Purchase price adjustments	446	—	446

Balance as of December 31, 2010	$169,365	$—	$169,365
Purchase price adjustments	(9,402)	—	(9,402)
Reorganization of reporting structure	(8,353)	—	(8,353)
Impairment losses	—	(143,543)	(143,543)

Balance as of December 31, 2011	$151,610	$(143,543)	$8,067

Canada	Goodwill	Impairment Reserves	Total, Net
Balance as of January 1, 2010	$1,923	$—	$1,923
Translation adjustment	539	—	539

Balance as of December 31, 2010	2,462	—	2,462
Translation adjustment	(252)	—	(252)
Impairment losses	—	(2,210)	(2,210)

Balance as of December 31, 2011	$2,210	$(2,210)	$—

The Company records as goodwill the amount by which the total purchase price the Company pays in its acquisition transactions exceeds its estimated fair value of the identifiable net assets it acquire. The Company’s goodwill impairment assessment includes a two-step fair value-based test and is performed annually, or more frequently if events or circumstances exist which indicate that goodwill may be impaired. The Company has determined that its segments represent its reporting units for the purpose of assessing goodwill impairments.

In the fourth quarter of 2011, the Company changed the date of its annual goodwill impairment test for the Utility T&D segment from July 1 to December 1. This change is preferable as it not only aligns the timing of the Utility T&D annual goodwill impairment test with the Oil & Gas and Canada annual goodwill impairment test, it also more closely aligns with the Company’s internal forecasting and budgeting process. As such, this change will allow the Company to better utilize its updated business plans that result from the forecasting and budget process in the valuation approaches used to estimate the fair value of the Utility T&D segment.

The first step of the two-step fair value-based test involves comparing the fair value of each of the Company’s reporting units with its carrying value, including goodwill. If the carrying value of the reporting unit exceeds its fair value, the second step is performed. The second step compares the carrying amount of the reporting unit’s goodwill to the implied fair value of the goodwill. If the implied fair value of goodwill is less than the carrying amount, an impairment loss would be recorded as a reduction to goodwill with a corresponding charge to operating expense.

The Company performs the required annual impairment test for goodwill by determining the fair values of its reporting units using a weighted combination of the following generally accepted valuation approaches:

•	Income Approach—discounted cash flows of future benefit streams;

•	Market Approach—public comparable company multiples of EBITDA; and

•	Market Approach—multiples generated from recent transactions comparable in size, nature and industry.

These approaches include numerous assumptions with respect to future circumstances, such as industry and/or local market conditions that might directly impact operations in the future, and are, therefore, uncertain. These approaches are utilized to develop a range of fair values and a weighted average of these approaches are utilized to determine the best fair value estimate within that range.

Income Approach—Discounted Cash Flows. This valuation approach derives a present value of the reporting unit’s projected future annual cash flows over the next 8 years and the present residual value of the segment. The Company used a variety of underlying assumptions to estimate these future cash flows, including assumptions relating to future economic market conditions, sales volumes, costs and expenses and capital expenditures. These assumptions are dependent on regional market conditions, including competitive position, degree of vertical integration, supply and demand for materials and other industry conditions. The discount rate used in the Company’s analysis for 2011, specifically the weighted average cost of capital, varied between approximately 17.0 percent and 18.0 percent. The revenue compounded annual growth rates used in the Company’s analysis for 2011 varied from 2.5 percent to 41.0 percent. The Company’s EBITDA margins derived from these underlying assumptions for its 2011 analysis varied between approximately 4.1 percent and 12.0 percent. The terminal growth rate used for its 2011 analysis was 2.5 percent.

Market Approach—Multiples of EBITDA. This valuation approach utilizes publicly traded construction companies’ enterprise values, as compared to their recent EBITDA information. For the 2011 analysis, the Company used an average EBITDA multiple of 3.0 to 4.5 times in determining this market approach metric. This multiple is used as a valuation metric to the Company’s most recent financial performance. The Company used EBITDA as an indicator of demand because it is a widely used key indicator of the cash generating capacity of similar companies.

Market Approach—Comparisons of Recent Transactions. This valuation approach uses publicly available information regarding recent third-party sales transactions in the Company’s industry to derive a valuation metric of the target’s respective enterprise values over their EBITDA amounts. For the Company’s 2011 analysis, the Company did not weigh this market approach because current economic conditions did not yield significant recent transactions to derive an appropriate valuation metric.

The Company selected these valuation approaches because it believe the combination of these approaches, along with its best judgment regarding underlying assumptions and estimates, provides the Company with the best estimate of fair value. The Company believes these valuation approaches are proven and appropriate for its industry and widely accepted by investors. The estimated fair value would change if the Company’s weighting assumptions under these valuation approaches were materially modified. For its 2011 analysis, the Company weighted the Income Approach—Discounted Cash Flows at 70.0 percent and the Market Approach—Multiples of EBITDA at 30.0 percent. This weighting was utilized to reflect fair value in current market conditions.

The Company’s valuation model utilizes assumptions, which represent its best estimate of future events, but would be sensitive to positive or negative changes in each of the underlying assumptions as well as an alternative weighting of valuation methods, which would result in a potentially higher or lower goodwill impairment charge. The Company can provide no assurance that future goodwill impairments will not occur.

Detailed below is a table of key underlying assumptions for all reporting units utilized in the fair value estimate calculation for the years ended December 31, 2011, 2010 and 2009.

	2011	2010	2009
Income Approach—Discounted Cash Flows
Revenue Growth Rates	2.5% to 41.0%	3.0% to 34.6%	(22.9%) to 37.2%
Weighted Average Cost of Capital	17.0% to 18.0%	14.0% to 15.0%	15.0 to 16.0%
Terminal Value Rate	2.5%	3.0%	3.0%
EBITDA Margin Rate	4.1% to 12.0%	4.2% to 6.7%	5.5% to 9.6%
Market Approach—Multiples of EBITDA
EBITDA Multiples Used	3.0 to 4.5	4.5 to 5.5	4.0 to 4.5
Market Approach—Comparison of Recent Transactions
EBITDA Multiples Used	N/A	N/A	N/A

During the third quarter of 2011, the Company recorded an impairment charge of $143,543 related to its Utility T&D segment. The Company’s original March 2010 growth projections in the electric transmission and distribution business have not materialized. The continued slow economic recovery, exacerbated by the recent recurrence of instability in the world financial markets, and the hard-hit U.S. housing sector, have resulted in a reassessment of future growth rates and led to a reduction in the outlook for expected future cash flows in this segment.

The initial purchase price allocation to acquired assets and liabilities for the InfrastruX acquisition included a $55,340 liability for the estimated fair value of the 2010, 2011 and combined two-year earnout provisions in the Merger Agreement. At the time of the purchase price allocation, recognition of this $55,340 liability resulted in goodwill increasing by a corresponding amount. No payments occurred and accordingly, the liability was reduced to zero as of December 31, 2011. Reductions to the liability resulted in a corresponding increase in operating income and net income of $10,000 during the year ended December 31, 2011 and a corresponding increase in operating income and net income of $45,340 during the year ended December 31, 2010.

The Company’s weighted average cost of capital used for the original purchase price valuation has increased 1.6 percentage points from 14.4 percent at the time of the InfrastruX acquisition to 16.0 percent on July 1, 2011. The primary driver of the percentage increase was related to a higher risk premium. The Company’s fair value analysis was heavily weighted on discounted cash flows. The resulting discounted cash flows would have been $65,000 higher if the discount rate was reduced to 14.4 percent.

During the fourth quarter of 2011, in connection with its annual goodwill impairment test, the Company recorded impairment charges of $32,822 and $2,210, respectively, to its Oil & Gas and Canada segments, which represents a full write-off of goodwill attributed to its Oil & Gas and Canada segments. The impairment charge was a result of a depressed fair market valuation for these segments which drove an overall decline in market capitalization. The Utility T&D segment was less impacted in part due to its impairment charge recorded in the third quarter of 2011.

As a result of the above impairment charges, the Company’s consolidated goodwill was reduced to $8,067 at December 31, 2011 and relates entirely to the Utility T&D segment. In connection with the Company’s annual goodwill impairment test, the fair value of the Utility T&D segment was $2,114 higher than its carrying value.

In 2010, the Company began to experience reduced demand for services within its Oil & Gas segment. This downturn resulted from a low level of both capital and maintenance spending in the refining industry, which has fostered a highly competitive environment, resulting in significantly decreased margins. During the third quarter of 2010, in connection with the completion of the Company’s preliminary forecasts for 2011, it became evident that a goodwill impairment associated with this segment was probable. Due to time restrictions with the filing of its third quarter Form 10-Q, the Company was unable to fully complete its two step impairment test. According to the accounting standards for goodwill, if the second step of the goodwill impairment test is not complete before the financial statements are issued or are available to be issued and a goodwill impairment loss is probable and can be reasonably estimated, the best estimate of that loss shall be recognized. Using a weighted combination of both the Income Approach—Discounted Cash Flows and the Market Approach—Multiples of EBITDA to determine the fair value of the segment versus its carrying value, an estimated range of likely impairment was determined and an impairment charge of $12,000 was recorded during the third quarter of 2010.

During the fourth quarter of 2010, in connection with the completion of its required annual goodwill impairment testing, the Company completed its step two analysis, which resulted in an additional $48,000 charge to the Oil & Gas segment bringing the total to $60,000 for 2010.

The Company’s other intangible assets as of December 31, 2011 and 2010 were as follows:

	December 31, 2011
	Customer Relationships	Trademark/ Tradename	Non-compete Agreements	Technology	Total
Balance as of December 31, 2010	$176,213	$13,249	$770	$5,225	$195,457
Amortization	(13,506)	(1,405)	(220)	(550)	(15,681)
Other	—	140	—	—	140

Balance as of December 31, 2011	$162,707	$11,984	$550	$4,675	$179,916

Weighted average remaining amortization period	12.3 yrs	8.3 yrs	2.5 yrs	8.5 yrs

	December 31, 2010
	Customer	Trademark/	Non-compete
	Relationships	Tradename	Agreements	Technology	Total
Balance as of December 31, 2009	$34,547	$1,235	$990	$—	$36,772
Additions	152,890	12,700	—	5,200	170,790
Purchase price adjustments	(2,760)	—	—	300	(2,460)
Amortization	(8,464)	(765)	(220)	(275)	(9,724)
Other	—	79	—	—	79

Balance as of December 31, 2010	$176,213	$13,249	$770	$5,225	$195,457

Weighted average remaining amortization period	13.3 yrs	9.4 yrs	3.5 yrs	9.5 yrs

Intangible assets are amortized on a straight-line basis over their estimated useful lives, which range from 5 to 15 years.

Estimated amortization expense for each of the subsequent five years and thereafter is as follows:

Fiscal year:
2012	$15,638
2013	15,638
2014	15,528
2015	15,418
2016	15,418
Thereafter	102,276

Total amortization	$179,916